Semiannual Report

              NEW AMERICA
              GROWTH
              FUND

              JUNE 30, 2000


T. ROWE PRICE

Report Highlights
--------------------------------------------------------------------------------
New America Growth Fund

 . Amid unprecedented volatility, most major stock indexes declined in the first half of 2000, but some formerly lagging sectors had better relative performance.

 . Results were roughly in line with the Standard & Poor's 500 Stock Index but behind the Lipper Growth Funds Average for the six months.

 . The fund's investment objective has been changed to allow greater investment in a broad array of fast-growing sectors beyond our traditional service company focus.

 . We used the market decline to purchase shares of high-growth companies that embody the new America in fields such as networking, e-commerce, and biotechnology.




UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

FELLOW SHAREHOLDERS

The stock market was extraordinarily volatile in the first half of 2000. In the first quarter, momentum carried the hottest stocks and sectors of late 1999 to stratospheric levels. But the onset of spring brought a correction in these stocks, with the Nasdaq Composite falling 13% in the second quarter and a popular Internet index falling nearly 25%. More reasonably priced stocks came to the fore during the sell-off. However, technology stocks surged again at the end of the period, recouping some of their losses. Most major indices ended the first half lower, as did your fund.

The New America Growth Fund's 1.44% loss for the period was comparable to the decline of the Standard & Poor's 500 Stock Index but trailed the 3.04% gain of our Lipper peer group average, as shown in the table. Our six-month shortfall against the Lipper category can be attributed to poor performance in the first quarter, as technology stocks soared and the fund remained significantly underweighted in the sector due to our objective as a services sector fund. For the 12 months, the fund's underperformance again reflected our underweighting in technology for most of the period. Effective May 1, the New America Growth Fund revised its investment program, as approved by shareholders on April 19. The new objective is to invest in sectors that we believe offer the most growth potential in the years ahead rather than to focus primarily on service companies. It is encouraging to note that during the second quarter, as we realigned our portfolio, the fund began to perform more like a broad-based growth fund and matched the return of the Lipper Growth Funds Average. While the average growth fund declined in the second quarter, we expect that our new emphasis on a variety of fast-growing sectors will improve absolute and relative performance over the long run. Despite the fund's underperformance in the last few years as the services sector lost ground to technology stocks, our

----------------------
PERFORMANCE COMPARISON
-------------------------------------------------------------

Periods Ended 6/30/00                6 Months     12 Months
-------------------------------------------------------------
New America Growth Fund               -1.44%        0.18%

S&P 500 Stock Index                   -0.43         7.24

Lipper Growth Funds Average            3.04        19.61
long-term record remains strong. For the 10-year period ended June 30, the New America Growth Fund's average annual compound total return was 16.12%, compared with 16.20% for the Lipper average and 17.80% for the S&P 500.

 . . . A much broader group of sectors led the market in the second quarter.

In the last couple of reports we lamented that only a handful of stocks and sectors were responsible for the vast majority of the market's gains. In the first half, the market began to broaden in many respects. First, mid-cap stocks outperformed large-cap stocks as the S&P MidCap Index rose nearly 9% and was the bestperforming major index. Second, a much broader group of sectors led the market in the second quarter. Whereas technology stocks led almost to the exclusion of all else over the last several years, in the second quarter there was strength in health care, business services, and even financial services. This was reflected in your fund's better relative performance in the first half compared with our performance over the past year. A continuation of this broadening should be beneficial to the New America Growth Fund, as we continue to invest in both large-and mid-cap stocks and in a broader set of industries than most other growth funds, which focus primarily on technology.

Even with all the volatility of the first half, growth stocks still outperformed value stocks in the period. The Russell 1000 Growth Index rose 4.23% while the Russell 1000 Value Index fell 4.23%.

MARKET ENVIRONMENT

Early in the first half, it seemed as though the market's pattern of the past few years would continue indefinitely - companies with high anticipated revenue growth were rewarded with ever-higher valuations without much regard to profitability. Leadership was narrow, with technology stocks significantly outpacing the broader market. The tech-heavy Nasdaq Composite rose more than 12% in the first quarter on top of its phenomenal rise in 1999. But with persistent and increasingly aggressive rate hikes by the Federal Reserve, mounting inflationary pressures, and unsustainably high valuations, the high-flying tech stocks began to wobble before plummeting in April and May.

Contributing to the market's newfound sobriety was the collapse of several high-profile dot-coms and growing evidence that without continued equity-market financing, many more would soon use up the capital raised during the boom years. Internet stocks lost nearly a quarter of their value in the second quarter. Many small- and mid- capitalization Internet stocks fell 60% to 70% from their recent highs. Once the Internet stocks began to unravel, investors also began to question valuations in other technology sectors. Concern about the impact of weak markets on the earnings of major investment banks hurt that group briefly, but heavy merger-and-acquisition activity boosted the stocks of asset management companies. Late in the period, initial signs of a slowdown in consumer spending helped cause more volatility in the markets, as investors balanced the prospect of an end to Fed rate hikes with the likelihood that earnings of economically sensitive companies - such as retailers - would suffer.

While growth seems to be moderating due to the Fed's tighter monetary policy, we do not appear to be headed for a recession. The economy continues to expand, unemployment remains low, and consumer confidence is still at relatively high levels. In fact, a mild slowdown might be a welcome relief, as it could ease wage pressures and overall inflation, which are generally very negative for the stock market.


PORTFOLIO REVIEW

Changes in sector weightings were significant over the last six months because of the fund's new investment objective. The largest additions to the portfolio were in technology and health care, while the fund's exposure to consumer services, business services, and financial services declined materially. Two of our important new holdings, JDS Uniphase and SDL, provide components for optical networks. The optical group is one of the fastest-growing in the economy as major communications companies are finding that increases in semiconductor processing speeds are not enough to keep up with the world's insatiable demand for bandwidth. (Bandwidth is a measure of data transmission capacity.) Optical communications devices use light, rather than electrical impulses, to move voice and data through a network. As many shareholders may remember from high school physics, nothing is faster than light. Another significant new holding is Ariba, a software company that is helping to change the way businesses communicate and transact with each other. While the business-to-consumer sector received most of the attention during the initial wave of Internet enthusiasm, the size of the business-to-business market is many times larger in terms of the number of transactions as well as the total value of the sales. Ariba has the opportunity to stand in the middle of a lot of transactions and profit from both selling software to the exchange participants and from transaction fees for value-added services. Health care companies added in the period included pharmaceutical companies such as Pfizer, as well as biotechnology companies such as MedImmune and Genentech.

Our biggest sale was U.S. Foodservice, a large distributor to the restaurant industry that was acquired at a more than 40% premium by Dutch company Ahold. As a result, U.S. Foodservice was also the second-best contributor to the fund for the six-month period. Most of the other reductions in the portfolio were made to fund the purchase of the names just mentioned, as well as other new holdings.

----------------------
SECTOR DIVERSIFICATION
-----------------------------------------------------------

                           6/30/99    12/31/99    6/30/00
-----------------------------------------------------------
Financial Services          14.5%       10.0%       8.6%

Consumer Services           27.8        24.0       14.3

Business Services           29.0        25.1       22.5

Health Care                  2.7         2.0        7.0

Technology                   1.2         4.1       21.1

Media Services              23.0        26.4       21.0

Reserves                     1.8         8.4        5.5

Total                        100%        100%       100%

Positive contributors to the portfolio came from each of our major sectors. Although a financial services company - asset manager Waddell & Reed Financial - was the largest contributor to the fund for the first six months, business services and health care were the top contributing sectors. In business services, in addition to U.S. Foodservice, Paychex and Apollo Group were also strong performers. Paychex is the leading payroll processor for small businesses and one of the longest-held securities in the portfolio. Apollo Group is a leading private education company that focuses on the working adult. In addition to its traditional bricks-and-mortar business, Apollo Group is also one of the largest companies participating in "distance education" through the Internet.

While existing holdings in business services were stalwarts during the first half, we also added eight new pharmaceutical and biotechnology stocks during the period, each of which aided results. The best performer in the first half was the combination of Pfizer and Warner-Lambert, which merged to form the largest and what we believe will be the world's fastest-growing pharmaceutical company. The research and development performed by the new Pfizer will exceed $5 billion.

The second-best contributor in the health care sector was Abgenix, a biotechnology company that discovers and develops fully human antibodies through its proprietary technology. Antibodies are proteins produced by the immune system to protect the body from infection. Abgenix licenses this technology to pharmaceutical companies who use it to develop new drugs.

Media services was the worst-performing sector, primarily due to weakness in both broadcasting and wireless communications. Both groups are among the largest weightings in the fund, and both have been stellar performers over the last few years. Specifically, AT&T Liberty Media, which has appreciated several fold since its inclusion in the fund, was weak during the period. Liberty Media, a tracking stock of AT&T, is a portfolio of companies including those in cable, interactive TV, and the Internet. In addition, AMFM, a large owner of radio stations, was weak in the first half due to concern that a slowdown in dot-com advertising would hurt the growth of the overall advertising market. AMFM will soon merge with Clear Channel to create the largest out-of-home advertising company with nearly 900 radio stations and 450,000 outdoor ad displays. The consumer sector was also weak, because of rising rates and worries about the slowing economy. Home Depot, the world's largest home improvement retailer, was the worst performer during the first half.

Other positions initiated over the past six months include Nextel Communications, Cisco Systems, and Macromedia. Nextel is a national wireless telephone provider with a unique focus on the high-value business market. Nextel also generates significant positive cash flow, unlike some of the other large wireless players. Cisco, of course, is the leading global supplier of networking solutions for the Internet and enterprise networks. It is the dominant player in almost all of its markets and is making significant inroads selling its equipment in the telecommunications marketplace as telecom networks evolved from voice to data. Finally, Macromedia is a software company that allows Web designers to develop rich media Web sites. As broadband Internet access increases, companies will be looking to fill those pipes with a richer experience than traditional static Web pages offer. Macromedia's Dreamweaver has dominant market share and is becoming the de facto standard for Web developers. Macromedia is not only growing rapidly but also generating strong earnings per share and cash flow.

OUTLOOK

 ...We have added some very exciting new companies with strong growth prospects.

Although it is certainly more fun to invest in a market where the sky's the limit, we are encouraged by investors' newfound skepticism about Internet and technology stock valuations. We have written in many reports that although fundamentals appear very robust in many areas of technology, in the end stock prices must be supported by future earnings and cash flows. Many stocks are trading well above their intrinsic values. Though we have changed the fund's investment objective, we remain adamant that we will not abandon our valuation discipline. As such, your fund is still underweighted in technology compared with all the major growth indexes even though our exposure has grown from 4% six months ago to about 21% at this writing. By contrast, the S&P 500 technology weighting is closer to 30%, and many growth indexes have weightings approaching or exceeding 40%. As we said in our last letter, we will not chase performance, but will look for opportune times to increase our technology weighting. The volatility in the second quarter gave us our first opportunity.

The economy continues to look healthy, but there are signs that the Fed's attempts to engineer a slowdown are beginning to succeed. Inflation is still in check, but the increase in energy prices is having an impact and, with unemployment still at 4%, there is some cause for concern about rising wages. Both the housing and retail sectors have cooled off in recent months, and more companies are announcing earnings disappointments. We will be watching closely for clues as to whether a soft landing or a crash landing lies ahead for the economy. Currently, the signs are encouraging.

The outlook for the New America Growth Fund remains bright. The fund still owns a strong stable of service companies that generate high levels of recurring revenues. Additionally, we have added some very exciting new companies with strong growth prospects, as we detailed in this report. Over the next several months, the fund will continue to take the shape of a more traditional growth fund. Because of our earlier service-sector orientation, we historically lacked exposure to sectors that make up more than 40% of the S&P 500 and more than 50% of major growth indexes. These under-owned sectors were primarily in technology, including software, hardware, semiconductors, and communications equipment, as well as in health care, including pharmaceuticals, biotechnology, and medical products and devices. Although some of these stocks bring more volatility individually, we believe the added diversification through new industry sectors, combined with the additional growth potential, will benefit shareholders in the long term.


Respectfully submitted,


Marc L. Baylin
Chairman of the Investment Advisory Committee

July 19, 2000

T. ROWE PRICE NEW AMERICA GROWTH FUND
--------------------------------------------------------------------------------

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS
                                                                    Percent of
                                                                    Net Assets
                                                                       6/30/00
--------------------------------------------------------------------------------
Infinity Broadcasting                                                    3.2%
AMFM                                                                     3.1
AT&T Liberty Media                                                       2.9
Waddell & Reed Financial                                                 2.4
Ceridian                                                                 2.3
--------------------------------------------------------------------------------
Morgan Stanley Dean Witter                                               2.3
Western Wireless                                                         2.2
Catalina Marketing                                                       2.2
Family Dollar Stores                                                     2.1
Comcast                                                                  1.9
--------------------------------------------------------------------------------
Freddie Mac                                                              1.9
Concord EFS                                                              1.8
Affiliated Computer Services                                             1.8
Home Depot                                                               1.8
WorldCom                                                                 1.8
--------------------------------------------------------------------------------
TJX                                                                      1.7
Pfizer                                                                   1.7
First Data                                                               1.7
NOVA Corporation                                                         1.6
Vodafone AirTouch                                                        1.6
--------------------------------------------------------------------------------
Nextel Communications                                                    1.5
Circuit City Stores                                                      1.5
Viad                                                                     1.5
Ariba                                                                    1.5
Schlumberger                                                             1.4
--------------------------------------------------------------------------------
Total                                                                   49.4%

Note: Table excludes reserves.

T. ROWE PRICE NEW AMERICA GROWTH FUND
--------------------------------------------------------------------------------

PORTFOLIO HIGHLIGHTS

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE


6 Months Ended 6/30/00

Ten Best Contributors
------------------------------------------

Waddell & Reed Financial **      56(cent)
U.S. Foodservice **              45
Paychex                          28
Apollo Group                     26
ADVO                             26
SDL *                            23
3Com **                          22
SunGard Data Systems             20
SFX Entertainment                19
Ariba *                          19
------------------------------------------
Total                           284(cent)

Ten Worst Contributors
------------------------------------------
Home Depot                      -37(cent)
Affiliated Computer Services     31
AT&T Liberty Media               25
Liberate Technologies *          24
AMFM                             18
Charter Communications **        18
Galileo International            18
Metamor Worldwide **             17
Western Wireless                 17
Microsoft                        16
------------------------------------------
Total                          -221(cent)


12 Months Ended 6/30/00

Ten Best Contributors
------------------------------------------

VoiceStream Wireless            194(cent)
Western Wireless                 83
AT&T Liberty Media               54
Waddell & Reed Financial **      52
Outdoor Systems                  49
Morgan Stanley Dean Witter       44
Paychex                          39
AMFM                             39
ADVO                             32
U.S. Foodservice ***             31
------------------------------------------
Total                           617(cent)


Ten Worst Contributors
------------------------------------------

Waste Management **             -93(cent)
Office Depot                     70
Galileo International            70
Associated First Capital **      53
Affiliated Computer Services     43
Sylvan Learning Systems **       36
Freddie Mac                      34
Kroger **                        33
Premier Parks **                 31
Republic Services                29
------------------------------------------
Total                          -492(cent)


  * Position added
 ** Position eliminated
*** Position added and eliminated

T. ROWE PRICE NEW AMERICA GROWTH FUND
--------------------------------------------------------------------------------

PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


NEW AMERICA GROWTH FUND
--------------------------------------------------------------------------------

                S&P 500   LIPPER Growth Funds Average   New America Growth Fund

6/30/90         10,000              10,000                      10,000
6/30/91         10,739              10,677                      10,620
6/30/92         12,180              12,101                      12,213
6/30/93         13,840              14,200                      15,449
6/30/94         14,034              14,493                      15,779
6/30/95         17,694              17,771                      19,411
6/30/96         22,294              21,654                      26,808
6/30/97         30,030              27,303                      30,494
6/30/98         39,088              34,099                      39,892
6/30/99         47,983              40,178                      44,494
6/30/00         51,459              46,785                      44,572


AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Periods Ended 6/30/00            1 Year     3 Years     5 Years     10 Years
--------------------------------------------------------------------------------
New America Growth Fund           0.18%      13.49%      18.09%       16.12%

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. ROWE PRICE NEW AMERICA GROWTH FUND
--------------------------------------------------------------------------------
Unaudited


FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                         6 Months      Year
                                          Ended       Ended
                                         6/30/00     12/31/99     12/31/98    12/31/97    12/31/96    12/31/95
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                     $  48.06     $  47.79    $  44.19    $  38.37    $  34.91    $  25.42

Investment activities
 Net investment
 income (loss)                             (0.10)       (0.20)      (0.21)      (0.13)      (0.13)      (0.12)
 Net realized and
 unrealized gain (loss)                    (0.59)        5.87        7.65        8.15        7.08       11.36

 Total from
 investment activities                     (0.69)        5.67        7.44        8.02        6.95       11.24

Distributions
 Net realized gain                          -           (5.40)      (3.84)      (2.20)      (3.49)      (1.75)


NET ASSET VALUE
End of period                           $  47.37     $  48.06    $  47.79    $  44.19    $  38.37    $  34.91
                                        ---------------------------------------------------------------------
Ratios/Supplemental Data

Total return.                              (1.44)%      12.76%      17.89%      21.10%      20.01%      44.31%
Ratio of total expenses to
average net assets                          0.94%+       0.94%       0.95%       0.96%       1.01%       1.07%
Ratio of net investment
income (loss) to average
net assets                                 (0.42)%+     (0.43)%     (0.49)%     (0.34)%     (0.39)%     (0.46)%
Portfolio turnover rate                     92.1%+       39.7%       45.6%       43.2%       36.7%       56.2%
Net assets, end of period
(in millions)                           $  1,834     $  2,064    $  2,064    $  1,758    $  1,440    $  1,028

 .    Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
+    Annualized

The accompanying notes are an integral part of these financial statements.

11
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T. ROWE PRICE NEW AMERICA GROWTH FUND
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 2000


-----------------------
STATEMENT OF NET ASSETS                                  Shares          Value
--------------------------------------------------------------------------------
                                                                  In thousands

COMMON STOCKS 94.5%


FINANCIAL 8.6%

Investment Services 6.4%
E*TRADE *                                             1,408,200  $      23,191
Goldman Sachs Group                                      90,000          8,539
Morgan Stanley Dean Witter                              500,000         41,625
Waddell & Reed Financial (Class B)                    1,491,000         43,332
                                                                 --------------
                                                                       116,687
                                                                 --------------
Other Financial Services 2.2%
Fannie Mae                                              125,000          6,524
Freddie Mac                                             850,000         34,425
                                                                 --------------
                                                                        40,949
                                                                 --------------
Total Financial                                                        157,636
                                                                 --------------

CONSUMER SERVICES 14.4%

Retailing/General Merchandisers 3.9%
Costco Wholesale *                                      525,000         17,341
Family Dollar Stores                                  1,925,000         37,658
Safeway *                                               375,000         16,922
                                                                 --------------
                                                                        71,921
                                                                 --------------

Entertainment and Leisure 0.7%
SFX Entertainment (Class A) *                           300,000         13,594
                                                                 --------------
                                                                        13,594
                                                                 --------------

Personal Services 2.2%
Apollo Group (Class A) *                                750,000         20,976
Avis Group Holdings *                                 1,000,000         18,750
                                                                 --------------
                                                                        39,726
                                                                 --------------

Restaurants 1.2%
Outback Steakhouse *                                    725,000         21,206
                                                                 --------------
                                                                        21,206
                                                                 --------------

Retailing/Specialty Merchandisers 6.4%
Circuit City Stores                                     825,000         27,380
CVS                                                     475,000         19,000
Home Depot                                              650,000         32,459
Office Depot *                                        1,000,000          6,250

T. ROWE PRICE NEW AMERICA GROWTH FUND
--------------------------------------------------------------------------------

                                                         Shares          Value
--------------------------------------------------------------------------------
                                                                    In thousands

TJX                                                   1,687,400     $   31,639
                                                                       116,728
                                                                    ----------
Total Consumer Services                                                263,175
                                                                    ----------
BUSINESS SERVICES 21.9%

Computer Services 12.5%
Affiliated Computer Services (Class A) *              1,000,000         33,062
Ceridian *                                            1,750,000         42,109
Concord EFS *                                         1,300,000         33,800
First Data                                              625,000         31,016
Galileo International                                   700,000         14,613
NOVA *                                                1,070,100         29,896
Paychex                                                 500,000         21,000
SunGard Data Systems *                                  750,000         23,250
                                                                       228,746
                                                                    ----------

Energy Services 2.5%
Schlumberger                                            350,000         26,119
Smith International *                                   275,000         20,023
                                                                        46,142
                                                                    ----------

Marketing Services 2.9%
ADVO *                                                  300,000         12,600
Catalina Marketing *                                    400,000         40,800
                                                                        53,400
                                                                    ----------

Other Business Services 4.0%
Republic Services (Class A) *                         1,350,000         21,600
TMP Worldwide *                                         240,400         17,737
Viad                                                  1,000,000         27,250
Viant *                                                 250,000          7,414
                                                                        74,001
                                                                    ----------
Total Business Services                                                402,289
                                                                    ----------

TECHNOLOGY SERVICES 20.4%

Software & Service 5.9%
BMC Software *                                          475,000         17,322
Intuit *                                                300,000         12,394
Liberate Technologies *                                 210,000          6,162

T. ROWE PRICE NEW AMERICA GROWTH FUND
--------------------------------------------------------------------------------

                                                         Shares          Value
--------------------------------------------------------------------------------
                                                                    In thousands

Macromedia *                                            224,000     $   21,651
Microsoft *                                             130,000         10,396
Oracle *                                                150,000         12,605
Peregrine Systems *                                     475,000         16,536
VERITAS Software *                                      105,000         11,862
                                                                       108,928
                                                                    ----------
Semiconductors 2.0%
Altera *                                                100,000         10,191
Analog Devices *                                        125,000          9,500
PMC-Sierra *                                             25,000          4,441
Texas Instruments                                       170,000         11,677
                                                                        35,809
                                                                    ----------

E-Commerce 5.4%
America Online *                                        400,000         21,100
Ariba *                                                 275,000         26,967
Commerce One                                             58,800          2,674
Digex *                                                 175,000         11,894
e-bay *                                                  80,000          4,342
Priceline.com *                                         180,000          6,829
Softbank (JPY)                                           27,000          3,664
Verisign *                                               75,000         13,226
Yahoo! *                                                 75,000          9,293
                                                                        99,989
                                                                    ----------

Computer 1.9%
Dell Computer *                                         275,000         13,570
Jabil Circuit *                                         220,000         10,917
Solectron *                                             240,000         10,050
                                                                        34,537
                                                                    ----------

Communication Equipment 5.2%
Cisco Systems *                                         375,000         23,824
E-Tek Dynamics *                                         25,000          6,594
JDS Uniphase *                                          175,000         17,976
LM Ericsson (Class B) ADR                               535,000         10,717
Nokia ADR                                               225,000         11,236
Nortel Networks                                         180,000         12,285
SDL *                                                    45,000         12,835
                                                                        95,467
                                                                    ----------
Total Technology Services                                              374,730

T. ROWE PRICE NEW AMERICA GROWTH FUND
--------------------------------------------------------------------------------

                                                         Shares          Value
--------------------------------------------------------------------------------
                                                                    In thousands

HEALTH CARE 7.0%

Health Care Services 1.3%
Omnicare                                              1,750,000     $   15,859
Wellpoint Health Networks *                             100,000          7,244
                                                                        23,103
                                                                    ----------

Pharmaceuticals 5.7%
Abegenix *                                              158,800         19,031
Genetech *                                              105,000         18,060
MedImmune *                                             210,000         15,534
Pfizer                                                  646,250         31,020
Pharmacia                                               425,000         21,967
                                                                       105,612
                                                                    ----------
Total Health Care                                                      128,715
                                                                    ----------
MEDIA SERVICES 21.0%

Broadcasting 8.2%
AMFM *                                                  825,000         56,925
Comcast (Class A Special) *                             850,000         34,451
Infinity Broadcasting (Class A) *                     1,600,000         58,300
                                                                       149,676
                                                                    ----------
Telecom Services 9.0%
Nextel Communications *                                 460,000         28,132
NEXTLINK Communications *                               330,000         12,509
Vodafone AirTouch ADR                                   700,000         29,006
VoiceStream Wireless *                                  200,000         23,263
Western Wireless *                                      750,000         40,852
WorldCom *                                              700,000         32,134
                                                                       165,896
                                                                    ----------

Other Media Services 3.8%
American Tower Systems (Class A) *                       75,000          3,127
AT&T Liberty Media Group *                            2,200,000         53,350
Crown Castle International *                            350,000         12,764
                                                                        69,241
                                                                    ----------
Total Media Services                                                   384,813
                                                                    ----------
Total Miscellaneous Common Stocks 1.2%                                  22,733
                                                                    ----------
Total Common Stocks (Cost $1,207,613)                                1,734,091
                                                                    ----------

T. ROWE PRICE NEW AMERICA GROWTH FUND
-------------------------------------------------------------------------------------------------

                                                                          Shares          Value
-------------------------------------------------------------------------------------------------
                                                                                   In thousands
     SHORT-TERM INVESTMENTS 5.8%

     Money Market Funds 5.8%
     Reserve Investment Fund, 6.68% #                                105,616,341    $   105,616
                                                                     -----------    -----------
     Total Short-Term Investments (Cost $105,616)                                       105,616
                                                                                    -----------
Total Investments in Securities

100.3% of Net Assets (Cost $1,313,229)                                              $ 1,839,707

Other Assets Less Liabilities                                                            (5,378)
                                                                                    -----------
NET ASSETS                                                                          $ 1,834,329
                                                                                    -----------
Net Assets Consist of:
Accumulated net investment income - net of distributions                            $    (3,877)
Accumulated net realized gain/loss - net of distributions                               315,441
Net unrealized gain (loss)                                                              526,478
Paid-in-capital applicable to 38,720,480 shares of no par
value capital stock outstanding; unlimited shares authorized                            996,287
                                                                                    -----------
NET ASSETS                                                                          $ 1,834,329
                                                                                    -----------
NET ASSET VALUE PER SHARE                                                           $     47.37
                                                                                    -----------

    #  Seven-day yield
    *  Non-income producing
  ADR  American Depository Receipt
  JPY  Japanese Yen

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW AMERICA GROWTH
--------------------------------------------------------------------------------
Unaudited

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
In thousands
                                                                     6 Months
                                                                        Ended
                                                                      6/30/00

Investment Income (Loss)
Income
 Dividend                                                           $   2,627
 Interest                                                               2,162
                                                                    ---------
 Total income                                                           4,789
                                                                    ---------
Expenses
 Investment management                                                  6,193
 Shareholder servicing                                                  2,286
 Custody and accounting                                                    82
 Prospectus and shareholder reports                                        79
 Registration                                                              11
 Legal and audit                                                           10
 Trustees                                                                   5
 Miscellaneous                                                              8
                                                                    ---------
 Total expenses                                                         8,674
 Expenses paid indirectly                                                  (8)
                                                                    ---------
 Net expenses                                                           8,666
                                                                    ---------
Net investment income (loss)                                           (3,877)
                                                                    ---------

Realized and Unrealized Gain (Loss)
Net realized gain (loss)
 Securities                                                           190,330
 Foreign currency transactions                                           (148)
                                                                    ---------
 Net realized gain (loss)                                             190,182
                                                                    ---------
Change in net unrealized gain or loss
 Securities                                                          (220,490)
 Other assets and liabilities denominated
 in foreign currency                                                        1
                                                                    ---------
 Change in net unrealized gain or loss                               (220,489)
                                                                    ---------
Net realized and unrealized gain (loss)                               (30,307)
                                                                    ---------

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                              $ (34,184)
                                                                    ---------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW AMERICA GROWTH
--------------------------------------------------------------------------------
Unaudited

---------------------------------
STATEMENT OF CHANGES IN NET ASSET
---------------------------------------------------------------------------------------------
In thousands
                                                               6 Months                Year
                                                                  Ended               Ended
                                                                6/30/00            12/31/99
  Increase (Decrease) in Net Assets
  Operations
   Net investment income (loss)                             $    (3,877)        $    (8,692)
   Net realized gain (loss)                                     190,182             306,896
   Change in net unrealized gain or loss                       (220,489)            (58,606)
                                                            -------------------------------
   Increase (decrease) in net assets from operations            (34,184)            239,598
                                                            -------------------------------

  Distributions to shareholders
   Net realized gain                                                  -            (210,030)
                                                            -------------------------------

  Capital share transactions *
   Shares sold                                                  162,641             343,462
   Distributions reinvested                                                         204,229
   Shares redeemed                                             (357,638)           (578,197)
                                                            -------------------------------
   Increase (decrease) in net assets from capital
   share transactions                                          (194,997)            (30,506)
                                                            -------------------------------

  Net Assets
  Increase (decrease) during period                            (229,181)               (938)
  Beginning of period                                         2,063,510           2,064,448
                                                            -------------------------------
  End of period                                             $ 1,834,329         $ 2,063,510
                                                            -------------------------------

*Share information
   Shares sold                                                    3,499               7,061
   Distributions reinvested                                           -               4,585
   Shares redeemed                                               (7,716)            (11,908)
                                                            -------------------------------
   Increase (decrease) in shares outstanding                     (4,217)               (262)

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW AMERICA GROWTH FUND
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 2000


-----------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price New America Growth Fund (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on September 30, 1985. The fund seeks to achieve long-term growth of capital by investing primarily in the common stocks of companies operating in sectors T. Rowe Price believes will be the fastest growing in the United States.

The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Trustees, or by persons delegated by the Board, best to reflect fair value.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

T. ROWE PRICE NEW AMERICA GROWTH FUND
--------------------------------------------------------------------------------


Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $829,432,000 and $954,575,000, respectively, for the six months ended June 30, 2000.


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

At June 30, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $1,313,229,000. Net unrealized gain aggregated $526,478,000 at period-end, of which $609,031,000 related to appreciated investments and $82,553,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $1,016,000 was payable at June 30, 2000. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At

T. ROWE PRICE NEW AMERICA GROWTH FUND
--------------------------------------------------------------------------------

June 30, 2000, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $1,832,000 for the six months ended June 30, 2000, of which $378,000 was payable at period-end.

The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 2000, totaled $2,162,000 and are reflected as interest income in the accompanying Statement of Operations.

T. ROWE PRICE NEW AMERICA GROWTH FUND
--------------------------------------------------------------------------------

ANNUAL MEETING RESULTS

The T. Rowe Price New America Growth Fund held an annual meeting on April 19, 2000, to elect trustees to the fund, to ratify the Board of Directors' selection of PricewaterhouseCoopers L.L.P. as the fund's independent accountants, and to approve a change in the fund's investment objective.

The results of voting were as follows (by number of shares):

For nominees
to the Board of Trustees
for the New America Growth Fund:

John H. Laporte
Affirmative:     25,049,506.247
Withhold:           249,178.312

Total:           25,298,684.559

James S. Riepe
Affirmative:     25,046,794.254
Withhold:           251,890.305

Total:           25,298,684.559

M. David Testa
Affirmative:     25,045,866.625
Withhold:           252,817.934

Total:           25,298,684.559

Donald W. Dick, Jr.
Affirmative:     25,039,819.688
Withhold:           258,864.871

Total:           25,298,684.559

David K. Fagin
Affirmative:     24,942,926.579
Withhold:           355,757.980

Total:           25,298,684.559

Hanne M. Merriman
Affirmative:     25,032,577.248
Withhold:           266,107.311

Total:           25,298,684.559

Hubert D. Vos
Affirmative:     24,928,868.391
Withhold:           369,816.168

Total:           25,298,684.559

Paul M. Wythes
Affirmative:     25,034,581.508
Withhold:           264,103.051

Total:           25,298,684.559

For PricewaterhouseCoopers LLP.
as independent accountants:

Affirmative:     24,894,081.495
Against:            225,197.890
Abstain:            179,405.174

Total:           25,298,684.559

For a change in the fund's
investment objective:

Affirmative:     23,864,163.626
Against:            263,367.042
Abstain:            294,871.891
Broker Non-votes:   876,282.000

Total:           25,298,684.559

T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

INVESTMENT SERVICES AND INFORMATION

Knowledgeable Service Representatives

By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

In Person  Available in T. Rowe Price Investor Centers.

Account Services

Checking Available on most fixed-income funds ($500 minimum).

Automatic Investing From your bank account or paycheck.

Automatic Withdrawal Scheduled, automatic redemptions.

Distribution Options Reinvest all, some, or none of your distributions.

Automated 24-Hour Services Including Tele*Access(R)and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com

Brokerage services*

Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**

Investment Information

Combined Statement Overview of all your accounts with T. Rowe Price.

Shareholder Reports Fund managers' reviews of their strategies and results.

T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

Performance Update Quarterly review of all T. Rowe Price fund results.

Insights Educational reports on investment strategies and financial markets.

Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying
Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

** Based on a July 2000 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------


STOCK FUNDS

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Total Equity Market Index
Value

International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery*
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government *
Spectrum Income
Summit GNMA
Summit Limited-Term Bond *
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term *
Tax-Free Bond
Virginia Tax-Free Bond

International/Global

Emerging Markets Bond
Global Bond *
International Bond

MONEY MARKET FUNDS+

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

* Closed to new investors.

+ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus, which contains complete information, including fees and expenses. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

T. ROWE PRICE ADVISORY SERVICES AND RETIREMENT RESOURCES
--------------------------------------------------------------------------------
ADVISORY SERVICES, RETIREMENT RESOURCES

T. Rowe Price is your full-service retirement specialist. We have developed unique advisory services that can help you meet the most difficult retirement challenges. Our broad array of retirement plans is suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services, and our educational materials, self-help planning guides, and software tools are recognized as among the industry's best. For information or to request literature, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

Advisory Services

T. Rowe Price Retirement Income Manager(SM) helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

T. Rowe Price Rollover Investment Service offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.

Retirement Resources at T. Rowe price

Traditional, Roth, and Rollover IRAs
SEP-IRA and SIMPLE IRA
Profit Sharing
Money Purchase Pension
"Paired" Plans (Money Purchase
  Pension and Profit Sharing Plans)
401(k) and 403(b)
457 Deferred Compensation

Planning and Informational Guides
Minimum Required Distributions Guide
Retirement Planning Kit
Retirees Financial Guide
Tax Considerations for Investors

Insights Reports
The Challenge of Preparing for Retirement
Financial Planning After Retirement
The Roth IRA: A Review

Software Packages
T. Rowe Price Retirement Planning
   Analyzer(TM) CD-ROM or diskette $19.95.
   To order, please call 1-800-541-5760.
   Also available on the Internet for $9.95.

T. Rowe Price Variable Annuity Analyzer(TM)
   CD-ROM or diskette, free. To order,
   please call 1-800-469-5304.

T. Rowe Price Immediate Variable
Annuity (Income Account)

Investment Kits
We will be happy to send you one of our easy-to-follow investment kits when you are ready to invest in any T. Rowe Price retirement vehicle, including IRAs, qualified plans, small-business plans, or our no-load variable annuities.

For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access 1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Walk-In Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site.

Baltimore Area
Downtown
101 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Colorado Springs
4410 ArrowsWest Drive

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square

[LOGO OF T.ROWE PRICE]

T. Rowe Price Investment Services, Inc., Distributor.         F60-051 6/30/00